UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 1, 2010
Date of Report (Date of earliest event reported)

POWER AIR CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51256 (Commission File Number)	Not applicable (IRS Employer Identification No.)

125-9 Burbidge Street, Coquitlam, British Columbia (Address of principal executive offices)	V3K 7B2 (Zip Code)

(604) 468-7771
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2010, the Board of Directors of the Company accepted the resignation of Hak Jin Kim as a Director and Officer of the Company. On the same date, the Board of Directors appointed Dr. Kwang Seop Jung as President, Chief Executive Officer and a director of the Company and appointed Seidal Bae as Secretary, Chief Financial Officer and a director of the Company.

Dr. Kwang Seop Jung has spent the majority of his more than 20-year professional career at GS Caltex, a private company involved in the petroleum and petrochemical industry. His most recent roles at GS Caltex are consulting director of the chemicals research division (April 2009 to present) and, prior to that, head of research and development (March 2001 to March 2009). Dr. Jung holds a Masters degree in Chemical Engineering from Seoul National University, a Masters Degree in Metallurgical Engineering from the University of Idaho and a PhD in Chemical Engineering from the University of Wyoming.

Mr. Seidal Bae has over 25 years of professional experience. Since its inception in 2000, Mr. Bae has held various positions with H-Plus Eco Ltd., a company that concentrates on soil remediation, waste water treatment and green energy. From June 2008 to present, Mr. Bae has served as Chief Executive Officer of H-Plus. Prior to that, From November 2000 to May 2008, Mr. Bae served as Chief Financial Officer of H-Plus. While serving as Chief Financial Officer of H-Plus, Mr. Bae also served as Executive Vice President (November 2006 to May 2008), Senior Managing Director (January 2004 to November 2006) and Managing Director (November 2000 to December 2003). Mr. Bae holds a MBA from the University of Washington and a BA in Economics from Seoul National University.

Following the appointments of Dr. Jung and Mr. Bae, Stephen Harrison and William Potter resigned as directors of the Company, also effective April 1, 2010.

As a consequence of the appointments of Dr. Jung and Mr. Bae and the resignations of Mr. Kim, Mr. Harrison and Mr. Potter, the Board of Directors and Executive Officers of the Company are now comprised of the following:

Name	Position
Jahong Hur	Director
Kwang Seop Jung	President, Chief Executive Officer and Director
Seidal Bae	Secretary, Chief Financial Officer and Director
Joon Soo Shin	Director

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER AIR CORPORATION
Date: April 8, 2010.	/s/ Kwang Seop Jung ________________________________ Name: Kwang Seop Jung Title: President & CEO

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